UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2014
(Date of earliest event reported)
RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The disclosure under Item 5.02 of this Current Report on Form 8-K under the caption “Amendment to the 2003 Stock Incentive Plan” is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Fiscal Year 2015 Restricted Stock Award Targets and Performance Criteria
On May 14, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of RF Micro Devices, Inc. (“RFMD” or the “Company”) approved awards of performance-based restricted stock units (“Awards”) in accordance with the 2012 Stock Incentive Plan of RF Micro Devices, Inc. (the “2012 Plan”) to certain executives, including each of the Company’s named executive officers. The purpose of these Awards is to link a portion of each named executive officer’s equity compensation to the achievement of key Company initiatives that the Committee believes have a strong potential to impact longer-term shareholder value creation. The fair market value for each share of restricted stock underlying each Award was established by the Committee in accordance with the 2012 Plan at $8.87 per share, which was the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on May 13, 2014. Each Award, in addition to being subject to customary terms and conditions as set forth in the 2012 Plan and respective Award agreement, is subject to specified conditions and represents a contingent right to receive an amount of the Company's common stock at a future date. Each named executive officer received an Award based upon the Company's achievement of Company performance objectives (“Performance-based RSUs”) and an Award based upon total shareholder return (“TSR”) of the Company in comparison to the TSR of a benchmark index (“TSR Performance RSUs”).
The Awards will be earned, if at all, by each named executive officer based upon the following:

1)
50% will be Performance-based RSUs that will be earned based upon the Company’s achievement of between one to five performance objectives (the “Performance Objectives”) established by the Committee that must be satisfied during the Company’s current fiscal year ending March 28, 2015 (the “Stock Award Performance Period”); and

2)
50% will be TSR Performance RSUs that will be earned based upon the total shareholder return of the Company, in comparison to the total shareholder return of a benchmark index (“Relative TSR”) over a three-year period.

Each of the Performance Objectives is expressed as a percentage of a target number of common shares. If a Performance Objective is met, the named executive officer shall be granted an Award for a number of shares equal to the target multiplied by the applicable percentage earned and assigned to such Performance Objective. The named executive officer may earn up to 150% of the target number of Performance-based RSUs if all Performance Objectives are met. The Performance Objectives relate to the accomplishment of specific manufacturing-related improvements, developing and qualifying a key second source supplier, internally developing and qualifying a new GaN semiconductor process, and achieving a specified non-GAAP gross margin financial metric. The shares of restricted stock earned by each named executive officer at the end of the Stock Award Performance Period, if any, will vest over a three-year period, with 50% vesting following completion of the Stock Award Performance Period and the remaining 50% vesting in equal annual installments over each of the following two years, as long as the named executive officer is an employee of the Company on each such vesting date. No shares are issued unless, and then only to the extent that, an Award is both earned and vested.

The TSR Performance RSUs will be earned and vest over one-year, two-year and three-year performance periods (each a “TSR Performance Period”), beginning with a one-year period for fiscal year 2015. The number of TSR Performance RSUs earned will be determined based on the Company's TSR performance measured against the TSR of the S&P SPDR semiconductor ETF index during a TSR Performance Period. If certain threshold TSR levels specified in the relevant Award agreement are met in a TSR Performance Period, the named executive officer will be granted an Award for a number of shares equal to the target number of common shares multiplied by the applicable percentage assigned to such TSR performance level. Depending on the Company's Relative TSR performance over the three TSR Performance Periods, the named executive officer may earn up to 200% of the target number of TSR Performance RSUs. Total shareholder return is measured by taking the average share price during the final 90 days of the relevant TSR Performance Period divided by the average share price during the 90 days prior to the start of fiscal year 2015. Share prices will be adjusted to reflect the reinvestment of dividends, if any.

Subject to satisfaction of the applicable performance criteria, each of the Company's named executive officers will be eligible to receive shares of restricted common stock of the Company at the conclusion of the applicable Stock Award Performance Period and TSR Performance Periods up to the maximum number of shares set forth below:

Name:	Target Performance- Based Award	Maximum Performance- Based Award	Target TSR Award	Maximum TSR Award
		(if all five Performance Objectives are fully achieved)
Robert A. Bruggeworth President and Chief Executive Officer	86,600	129,900	86,600	173,200

Steven E. Creviston Corporate Vice President and President of Cellular Products Group	45,000	67,500	45,000	90,000

William A. Priddy, Jr. Chief Financial Officer, Corporate Vice President of Administration and Secretary	33,800	50,700	33,800	67,600

James D. Stilson Corporate Vice President of Operations	22,000	33,000	22,000	44,000

Norman A. Hilgendorf Corporate Vice President and President of Multi-Market Products Group	20,300	30,450	20,300	40,600

Amendment to the 2003 Stock Incentive Plan
On May 15, 2014, the Board of Directors of RFMD (the “Board”) approved an amendment to the 2003 Stock Incentive Plan of RF Micro Devices, Inc., as amended (the “2003 Plan”), to provide for “double trigger” vesting of awards upon a change in control of the Company. The amendment was recommended by the Committee in connection with the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) between the Company, TriQuint Semiconductor, Inc. (“TriQuint”) and Rocky Holding, Inc., in which the Company and TriQuint agreed that equity plans and award agreements of each company would be amended to the extent necessary to provide for “double trigger” vesting. The amendment was effective upon approval by the Board and does not require shareholder approval.
Prior to the amendment, the 2003 Plan provided that, in the event of a change in control, all awards would become fully vested, earned, payable and exercisable unless the Administrator of the 2003 Plan determined otherwise under certain circumstances. As amended, the 2003 Plan now provides that awards will become fully vested, earned, payable and exercisable following a change in control only if: (1) the successor company in the change in control event does not assume or substitute for the award, or (2) the successor company assumes or substitutes the award and the employment or service of the participant is terminated by the Company not for cause or by the participant for good reason within six months before or one year after the effective date of the change of control. Consummation of the business combination transaction with TriQuint contemplated by the Merger Agreement would constitute a change in control under the 2003 Plan.
The foregoing summary description of the amendment to the 2003 Plan, as amended, is qualified in its entirety by reference to the actual terms of the amendment to the 2003 Plan, as amended, which is incorporated herein by reference as Exhibit 10.1.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including but not limited to those regarding the Business Combination and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated, the future performance and trends of the combined businesses, the synergies expected to result from the Business Combination, and similar statements. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by RFMD’s shareholders and TriQuint’s stockholders; the possibility of litigation (including related to the transaction itself); RFMD and TriQuint’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; RFMD’s and TriQuint’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in RFMD’s and TriQuint’s SEC filings. All forward-

looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Neither RFMD nor TriQuint undertakes any obligation to update any forward-looking statements.
No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Rocky Holding, Inc., a newly-formed holding company under RFMD (“HoldCo”), has filed with the SEC a Form S-4 (the “Registration/Joint Proxy Statement”) which includes a registration statement and preliminary prospectus with respect to HoldCo’s shares to be issued in the Business Combination and a preliminary joint proxy statement of TriQuint and RFMD in connection with the Business Combination. This material is not a substitute for the final Registration/Joint Proxy Statement regarding the proposed Business Combination. The preliminary Registration/Joint Proxy Statement contains, and the final Registration/Joint Proxy Statement will contain, important information about the proposed Business Combination and related matters.  SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION/JOINT PROXY STATEMENT CAREFULLY. The Registration/Joint Proxy Statement and other relevant materials and any other documents filed by HoldCo, RFMD or TriQuint with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders of TriQuint will be able to obtain free copies of the Registration/Joint Proxy Statement from TriQuint by contacting Investor Relations by mail at TriQuint Semiconductor, Inc., 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124, Attn: Investor Relations Department, by telephone at (503) 615-9413, or by going to TriQuint’s Investor Relations page on its corporate website at www.triquint.com; and security holders of RFMD will be able to obtain free copies of the Registration/Joint Proxy Statement from RFMD by contacting Investor Relations by mail at RF Micro Devices, Inc., 7628 Thorndike Road Greensboro, North Carolina 27409-9421, Attn: Investor Relations Department, by telephone at (336) 678-7088, or by going to RFMD’s Investor Relations page on its corporate web site at www.rfmd.com.

Participants in the Solicitation

RFMD, TriQuint and HoldCo and their respective directors, executive officers and various other members of management and employees may be deemed to be participants in the solicitation of proxies from RFMD’s shareholders in connection with the proposed Business Combination.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of TriQuint or RFMD security holders in connection with the proposed Business Combination is set forth in the preliminary Registration/Joint Proxy Statement, and will also be set forth in the final Registration/Joint Proxy Statement. Information about TriQuint’s directors and executive officers is set forth in TriQuint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its Amendment No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 10, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from TriQuint by contacting

Investor Relations by mail at TriQuint Semiconductor, Inc., 2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124, Attn: Investor Relations Department, by telephone at (503) 615-9413, or by going to TriQuint’s Investor Relations page on its corporate web site at www.triquint.com.  Information about RFMD’s directors and executive officers is set forth in RFMD’s Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2013, and its Annual Report on Form 10-K for the fiscal year ended March 30, 2013, which was filed with the SEC on May 24, 2013. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from RFMD by contacting Investor Relations by mail at RF Micro Devices, Inc., 7628 Thorndike Road Greensboro, North Carolina 27409-9421, Attn: Investor Relations Department, by telephone at (336) 678-7088, or by going to RFMD’s Investor Relations page on its corporate web site at www.rfmd.com.  Additional information regarding the interests of these potential participants in the solicitation of proxies in connection with the proposed Business Combination is included in the preliminary Registration/Joint Proxy Statement and the other relevant documents filed with the SEC.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	2014 Declaration of Amendment to 2003 Stock Incentive Plan of RF Micro Devices, Inc. as amended*

*Executive compensation plan or agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/William A. Priddy, Jr.
William A. Priddy, Jr.
Chief Financial Officer, Corporate
Vice President of Administration and Secretary

Date:    May 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	2014 Declaration of Amendment to 2003 Stock Incentive Plan of RF Micro Devices, Inc. as amended*

*Executive compensation plan or agreement.